Harbor Active Commodity ETF

ACOM

Summary Prospectus – June 16, 2026 (as amended June 24, 2026)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated June 2, 2026, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.93%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.93%
1  Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund (inclusive of any expenses of a wholly owned subsidiary of the Fund), except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” are estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$95	$296

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other financial instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
The Fund seeks to provide exposure to commodities markets through actively managed investments in commodities instruments, including futures contracts whose values are linked to commodities or commodity indices, options on commodity futures contracts, over-the-counter swaps whose underlying components are comprised of commodity derivatives or reference commodity derivatives, or other commodity-linked derivative instruments (“Commodities Instruments”). The Fund may invest, either directly or through its Subsidiary (as defined below) in a range of Commodities Instruments and markets as determined by Quantix Commodities LP (the “Subadviser”), the Fund’s investment subadviser. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in instruments that provide exposure to commodities. The Fund typically invests in Commodities Instruments denominated in U.S. dollars and traded on U.S. and U.K. exchanges. The Subadviser, on behalf of the Fund, may also engage in trading on other commodity exchanges outside of the U.S. and U.K., and the Fund may have exposure to investments denominated in non-U.S. currencies.
The Subadviser takes various factors into account in its investment process, such as (without limitation) proprietary model outputs, market conditions, and the relative cost of holding a “rolling” futures position (as described below), as well as the diversification and overall risk properties of the portfolio. The Subadvisor generally targets commodities with high expected inflation sensitivity and a low cost of carry (i.e. the cost of owning and storing a physical commodity) in constructing the Fund’s portfolio. The Subadviser typically evaluates sensitivity to inflation by considering the extent to which increased prices of raw materials (like agricultural products, oil or metals) are passed on to consumers in the prices of finished goods and services. Those commodities with higher pass-through costs are considered more sensitive to inflation. The Subadviser typically combines inflation sensitivity with other factors, such as roll yields. Roll yield is the gain or loss that comes from “rolling” a futures position from a contract that is about to expire into a contract with a later date. If the price for the new futures contract is lower than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive. The term “contango” is used to describe a market in which the price for a new futures contract is higher than the price of the expiring contract. In these markets, roll returns are negative, which may result in a loss to the Fund. The Subadviser’s investment process also determines the weight of debasement commodities (the price of which is driven primarily by weakening currency), such as gold, relative to scarcity commodities (the price of which is primarily driven by global supply and demand dynamics for the commodity), to incorporate the macroeconomic environment. The Subadviser’s Fund portfolio construction process will generally result in the Fund having long-only or long-biased exposure to a variety of commodities. As a result of the Fund’s

Summary Prospectus
Harbor Active Commodity ETF

strategy, the Fund may have significant exposure to particular sectors or commodities at times.
As collateral for the Fund’s derivatives holdings or to generate interest income and capital appreciation on the cash balances arising from its use of derivatives, the Fund will invest primarily in U.S. Treasury bills.
The Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in Commodities Instruments. Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) and subadvised by the Subadvisor.
While the Fund does not engage in borrowing for investment purposes, the Commodities Instruments in which the Fund invests are inherently leveraged so that small changes in the underlying commodity prices result in disproportionate changes in the value of the instruments. Such investments will therefore have a leveraging effect on the Fund’s portfolio. Neither the Fund nor any of the Subsidiaries is expected to invest directly in any physical commodities.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods. The Fund is not intended to serve as a core holding in an investor’s portfolio but instead should represent only a small portion of an investor’s overall diversified portfolio. Investors considering an investment in this Fund should be sure they carefully read and understand the investment strategies employed and the heightened risks associated with those strategies.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other investments, such as stocks or bonds. The value of your investment in the Fund may go down, which means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first 6) include:
Commodity Risk: The Fund has exposure to commodities through investments (either directly or through the Subsidiary) in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund may be more susceptible to risks associated with those sectors.
Commodity Futures Contract Risk: Like investments in other commodity-linked derivative instruments, investments in commodity futures contracts may subject the Fund to significantly greater volatility than investments in traditional securities. If all or a significant portion of the futures contracts were to reach a negative price, you could lose your entire investment. Each trading facility on which the commodity futures contracts are traded has the right to suspend or limit trading in the instruments that it lists. Certain of the futures contracts in which the Fund may invest trade on non-U.S. exchanges that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration through “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the prices of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract that may negatively impact returns.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiary) may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices (the price at which a commodity can be bought or sold for immediate delivery) for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. The Fund will incur certain costs as a result of its use of derivatives and is required to post margin in respect to certain of its holdings in derivatives. Costs incurred by the Fund as a result of its use of derivatives will ultimately be borne by shareholders.
The Fund’s use of commodity-linked derivatives will have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund’s exposure to leverage can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject and make the Fund more volatile.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities or other financial instruments held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the

Summary Prospectus
Harbor Active Commodity ETF

business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities or other financial instruments in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities or other financial instruments may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities or other financial instruments held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities or other financial instruments in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities or other financial instruments may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Counterparty Risk: A counterparty, including a counterparty to an over-the-counter derivative instrument, may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective.
Foreign Currency Risk: As a result of the Fund’s investments in securities or other financial instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities or other financial instruments held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest,

Summary Prospectus
Harbor Active Commodity ETF

natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Precious Metals Investment Risk: Prices of precious metals, including gold and silver, and of precious metal-related financial instruments historically have been very volatile and may fluctuate sharply over short periods of time. The high volatility of precious metals prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.
Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security or financial instrument may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are the same as those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the U.S. Department of the Treasury.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
Because the Fund does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Quantix Commodities LP (“Quantix”) has subadvised the Fund since 2026.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making of the Fund.
Don Casturo Quantix Commodities LP
Mr. Casturo is a Founding Partner and Chief Investment Officer at Quantix and has served as a portfolio manager for the Fund since 2026.
Daniel Cepeda Quantix Commodities LP
Mr. Cepeda is a Founding Partner and Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since 2026.

Summary Prospectus
Harbor Active Commodity ETF

Tom Glanfield Quantix Commodities LP
Mr. Glanfield is a Founding Partner and Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since 2026.
Marta Kavchak Quantix Commodities LP
Ms. Kavchak is a Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since 2026.
Michael Steele Quantix Commodities LP
Mr. Steele is a Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since 2026.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
Harbor Active Commodity ETF
June 16, 2026 (as amended June 24, 2026)
Exchange	Ticker

NYSE Arca, Inc.	ACOM

ETF.SP.ACOM.0626
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302